COLONIAL GLOBAL EQUITY FUND
                         Supplement to Prospectus dated
                    February 28, 1997, Revised August 1, 1997


On September 30, 1997, the shareholders of the Fund approved a management fee change. Effective immediately, the Fund will pay Colonial Management Associates, Inc. ("Adviser") a monthly management fee equal to 0.95% of the Fund's average daily net assets.

As a result of the management fee change, and based on "Other expenses" incurred in the Fund's most recent fiscal year, the following information under the caption SUMMARY OF EXPENSES is revised as follows:

Annual Operating Expenses (as a % of average net assets)

                                  Class A          Class B           Class C
Management fee                    0.95%             0.95%             0.95%
12b-1 fees                        0.25              1.00              1.00
Other expenses                    0.58              0.58              0.58
                                  ----              ----              ----
Total operating expenses          1.78%             2.53%             2.53%
                                  ====              ====              ====


Example

The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class of shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                Class A             Class B                      Class C
Period:                         (6)           (7)           (6)           (7)
1 year           $ 75        $  76         $  26          $  36         $  26
3 years           110          109            79             79(9)         79
5 years           148          155           135            134           134
10 years          255          268(8)        268(8)         286           286

(6)  Assumes redemption at period end.
(7)  Assumes no redemption.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

The third paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser a fee of 0.95% of the Fund's average daily net assets. For these services, the Fund paid the Adviser 0.75% of the Fund's average daily net assets for fiscal year 1996.

Effective October 15, 1997 the Distributor's name changed to "Liberty Financial Investments, Inc."


GE-36/297E -1097                                             October 20, 1997